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                                RELEASE AGREEMENT

     This Release Agreement (this "Agreement") is entered into by and between Hardee Capital Partners, L.P., David W. Hardee, Hee Poong Park and Kleer-Vu Industries, Inc. (collectively, the "H/P/K Parties") and Elk International Corporation, Ltd. and Daniel Dror (collectively, the "E/D Parties") as of September 29, 1993.

     WHEREAS, the H/P/K Parties and E/D Parties are among the parties to that letter agreement dated September 29, 1993 (the "Letter Agreement").

     WHEREAS, as part of the transactions contemplated by the Letter Agreement, and as additional consideration therefore, the H/P/K Parties and E/D Parties have agreed to enter into this Agreement.

     NOW, THEREFORE, based upon the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. General Release. As of the date of this Agreement, in consideration of the mutual general releases contained herein, the parties promise, agree and generally release as follows:

            (a) As of the date of this Agreement, except as to such rights or claims as may be created by this Agreement and the Letter Agreement and the transactions contemplated thereby, the H/P/K Parties hereby release, remise and forever discharge the E/D Parties and their respective parent entities, affiliates, subsidiaries, predecessors, assignors, successors, assignees, directors, officers, agents, partners, partnerships, stockholders and employees from any and all claims, demands, and cause or causes of action existing as of the date of this Agreement and arising out of, connected with, or relating or incidental to the dealings between the H/P/K Parties and E/D Parties prior to and including the date of this Agreement, including, without limitation, all matters relating to pending claims of the Resolution Trust Corporation and the Federal Insurance Deposit Corporation.

            (b) As of the date of this Agreement, except as to (i) such rights or claims as may be created by this Agreement and the Letter Agreement and the transactions contemplated thereby, the E/D Parties hereby release, remise


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and forever discharge the H/P/K Parties and their respective parent entities, affiliates, subsidiaries, predecessors, assignors, successors, assignees, directors, officers, agents, partners, partnerships, stockholders and employees from any and all claims, demands, and cause or causes of action existing as of the date of this Agreement and arising out of, connected with, or relating or incidental to the dealings between the H/P/K Parties and E/D parties prior to and including the date of this Agreement.

      2. Section 1542. Each party to this Agreement specifically waives the benefit of the provisions of Section 1542 of the Civil Code of the State of California, as follows:

      "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

      3. Indemnification.

            (a) In addition to any other indemnification existing on the date hereof between the E/d Parties and Kleer-Vu Industries, Inc. (the "Company"), the Company shall indemnify and hold harmless the E/D Parties and their respective agents, representatives, employees, officers, directors, stockholders and affiliates (collectively, the "Indemnified Persons"), to the extent lawful, from and against all claims, liabilities, losses, damages and expenses related to or arising out of the transactions contemplated by the Letter Agreement, other than any claims, liabilities, losses, damages and expenses arising under or based upon willful misconduct or gross negligence.

            (b) If any action, suit or proceeding (a "Proceeding") shall be brought or asserted against any Indemnified Party for which indemnification shall be sought from the Company, such Indemnified Party shall promptly notify the Company thereof in writing. The Company shall have the right, exercisable by giving written notice to an Indemnified Person within 30 days after receipt of such written notice from the Indemnified Person, to assume, at its expense, the defense of any such Proceeding; provided, however, that an Indemnified Person shall have the right to employ separate counsel in any such Proceeding, and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person. If the Company assumes the defense of any Proceeding, the Company may compromise or settle such Pro-


                                       2


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ceeding without the Indemnified Persons' consent if there is no finding or admission of liability and the sole relief is monetary damages that are paid in full by the Company. The Company shall not be bound by or liable for any compromise or settlement of any Proceeding effected without its consent, which shall not be unreasonably withheld.

      4. Representations and Warranties. Each of the parties to this Agreement represents and warrants to, and agrees with, each other party hereto, as follows:

            (a) Each party has received independent legal advice from its attorneys with respect to the advisability of executing this Agreement and with respect to the meaning of California Civil Code Section 1542.

            (b) No party (nor any officer, agent, employee, representative, or attorney of or for any party) has made any statement or representation to any other party regarding any fact relied upon in entering into this Agreement, and each party does not rely upon any statement, representation or promise of any other party (or of any officer, agent, employee, representative, or attorney for any other party), in executing this Agreement, except as expressly stated in this Agreement.

            (c) Each party to this Agreement has made such investigation of the facts pertaining to this Agreement, and of all the matters pertaining thereto, as it deems necessary.

            (d) Each party or responsible officer thereof has read this Agreement and understands the contents hereof. Each of the officers executing this Agreement on behalf of their respective corporations is empowered to do so and thereby binds such respective corporation.

            (e) In entering into this Agreement each party assumes the risk of any misrepresentation, concealment or mistake. If any party should subsequently discover that any fact relied upon by it in entering into this Agreement was untrue, or that any fact was concealed from it, or that its understanding of the facts or of the law was incorrect, such party shall not be entitled to any relief in connection therewith, including, without limiting the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding between the parties hereto, regardless of any claims of misrepresentation, promise made without the intention


                                        3

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to perform, concealment of fact, mistake of fact or law, or of any other circumstance whatsoever.

            (f) Each party has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, and cause or causes of action disposed of by this Agreement.

            (g) Each term of this Agreement is contractual and not merely a recital.

            (h) Each party is aware that it may hereafter discover claims or facts in addition to or different from those it now knows or believes to be true with respect to the matters related herein. Nevertheless, it is the intention of the parties to fully, finally and forever settle and release all such matters, and all claims relative thereto, that do now exist, may exist, or heretofore have existed between them. In furtherance of such intention, the releases given herein shall be and remain in effect as full and complete mutual releases of all such matters, notwithstanding the discovery or existence of any additional or different claims or facts relative thereto.

            (i) No party has entered into this Agreement under duress.

            (j) No party has been coerced to enter into this Agreement.


      5. Notices. All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if sent by United States mail, certified or registered, with return receipt requested, or (ii) if delivered in person:

            If to Elk International Corporation, at

            Elk International Corporation, Ltd.
            P.O. Box N-3247
            Nassau, Bahamas
            Attn:

            If to Daniel Dror, at

            4000 Towerside Terrace #605
            Miami, Florida 33138-2236


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            with a copy to:

            Patrick Strong, Esq.
            3 River Way, Suite 1460
            Houston, Texas 77056

            If to the Company, at

            Kleer-Vu Industries, Inc.
            2415 S. Sierra Drive
            Compton, California 90220
            Attn: President

            If to Hardee Capital Partners, at

            Hardee Capital Partners, L.P.
            258 Amalfi Drive
            Santa Monica, California 90402
            Attn: David W. Hardee

            If to David Hardee, at

            258 Amalfi Drive
            Santa Monica, California 90402

            If to Hee Poong Park, at:

            Hee Pong Park
            2415 S. Sierra Drive
            Compton, California 90220


or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given, (i) if sent by United States mail, certified or registered, five days after the date mailed, and (ii) if delivered in person, on the date of delivery.


                                        5

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      6. Miscellaneous.

            (a) This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

            (b) This Agreement is the entire Agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Agreement may be amended only by an agreement in writing, signed by the parties hereto.

            (c) This Agreement is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

            (d) Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party.

            (e) In the event of litigation relating to this Agreement, the prevailing party shall be entitled to attorneys' fees.

            (f) This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one agreement, which shall be binding upon and effective as to all parties.


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      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

            ELK INTERNATIONAL CORPORATION, LTD.

            By: /s/ Elkana Faiwuszewicz
                -------------------------
                Title: President


            /s/ Daniel Dror
            -------------------------
            DANIEL DROR


            HARDEE CAPITAL PARTNERS, L.P.

            By: /s/ Daniel W. Hardee
                -------------------------
                Daniel W. Hardee
                Its General Partner


            /s/ David W. Hardee
            -------------------------
            DAVID W. HARDEE


            /s/ Hee Poong Park
            -------------------------
            HEE POONG PARK


            KLEER-VU INDUSTRIES, INC.

            By: /s/ [ILLEGIBLE]
                ----------------------
                Title:


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